================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2005

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     0-20028                  77-0214673
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


                      6504 BRIDGE POINT PARKWAY, SUITE 415
                               AUSTIN, TEXAS 78730
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Valence Technology, Inc. and Berg & Berg Enterprises, LLC are parties to two loan agreements dated July 17, 1990 and October 5, 2001, respectively, both as amended. On July 1, 2005, Berg & Berg and Valence amended these loan agreements to increase the principal amount of the loans by $2,500,000. This amount can be re-paid by Valence at an interest rate of five percent if re-paid within one month from the date of the loan. The managing member of Berg & Berg is Carl Berg, who is a director and principal stockholder of Valence.

This summary of the terms of the amendment is qualified in its entirety by the text of the amendment, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.      DESCRIPTION

10.1             Amendment to Loan Agreements between Valence Technology, Inc.
                 and Berg & Berg Enterprises, LLC, effective as of July 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VALENCE TECHNOLOGY, INC.



Date:    July 6, 2005                       /s/  Kevin W. Mischnick
                                           -------------------------------------
                                           Name:  Kevin W. Mischnick
                                           Title: Vice President of Finance and
                                                  Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION

10.1             Amendment to Loan Agreements between Valence Technology, Inc.
                 and Berg & Berg Enterprises, LLC, effective as of July 1, 2005.